UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 18, 2021

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 18, 2021 (the “2021 Annual Meeting”). The matters that were voted upon at the 2021 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2021 Annual Meeting, the shareholders: elected four Class II directors each for a term expiring at the Company’s 2024 Annual Meeting(1); approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(2); ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2021(3); and approved the Principal Financial Group, Inc. 2021 Stock Incentive Plan, as disclosed in the Proxy Statement(4).

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Roger C. Hochschild	171,297,478	8,388,768	330,868	21,185,549
Daniel J. Houston	169,574,991	9,447,540	994,583	21,185,549
Diane C. Nordin	178,107,316	1,587,186	322,612	21,185,549
Alfredo Rivera	176,834,822	2,696,622	485,670	21,185,549

The directors whose terms of office continued and the years their terms expire are as follows:

Class III Directors Continuing in Office Whose Term Expires in 2022

Michael T. Dan
Sandra L. Helton
Blair C. Pickerell
Clare S. Richer

Class I Directors Continuing in Office Whose Term Expires in 2023

Jonathan S. Auerbach
Mary E. Beams
Jocelyn Carter-Miller
Scott M. Mills

As previously disclosed, Claudio Muruzabal was elected to the Board of Directors as a Class I director for a term commencing July 1, 2021 and expiring in 2023.

		Votes For	Votes Against	Abstained	Broker Non-Votes
(2)	Advisory Vote to Approve Executive Compensation	167,630,955	11,794,267	591,892	21,185,549
(3)	Ratification of Appointment of Independent Auditors	189,084,547	11,817,107	301,009	---
(4)	Approve Principal Financial Group, Inc. 2021 Stock Incentive Plan	162,881,766	16,389,608	745,740	21,185,549

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Chris Littlefield
Name:	Chris Littlefield
Title:	Executive Vice President, General Counsel and Secretary

Date:     May 19, 2021